F45 Receives NYSE Notice of Non-Compliance with NYSE Trading Share Price Listing Rule
AUSTIN, TX, May 22, 2023 – F45 Training Holdings Inc. (NYSE: FXLV) (“F45” or the “Company”) today announced that it received a notice from the New York Stock Exchange (the “NYSE”) indicating that the Company is not in compliance with Section 802.01C of the NYSE Listed Company Manual because the average closing price of the Company’s Common Stock (the “Common Stock”) was less than $1.00 over a consecutive 30 trading-day period. The notice has no immediate effect on the listing of the Company’s stock on the NYSE.
The Company intends to respond to the NYSE within ten business days of receipt of the notice affirming its intent to cure the deficiency. Pursuant to the NYSE’s rules, the Company has a six-month period following receipt of the notice to regain compliance with the NYSE’s minimum share price requirement.
The Company intends to consider a number of available alternatives to cure its non-compliance with the applicable price criteria in the NYSE’s continued listing standards. The Company can regain compliance with the minimum share price requirement at any time during the six-month cure period if, on the last trading day of any calendar month during the cure period or on the last day of the cure period, the Company has (i) a closing share price of at least $1.00, and (ii) an average closing share price of at least $1.00 over the 30 trading-day periods ending on the last trading day of that month.
The Company’s Common Stock will continue to be listed and trade on the NYSE during this period, subject to its compliance with other NYSE continued listing standards. The receipt of the notice does not affect the Company’s business, operations or reporting requirements with the Securities and Exchange Commission (the “SEC”).
About F45
F45 Training (“F45” or the “Company”) is a leading boutique fitness franchise platform operating the F45, FS8 and Vive Active brands. F45 is a high-intensity interval training (HIIT) workout that utilizes proprietary technology, including a proven fitness platform that leverages a rich content database of thousands of unique functional training movements that offers members a new workout experience each day.  FS8 is a progressive new fitness concept that remixes the best elements of pilates, tone and yoga. Vive Active is an innovative, high energy fitness concept that focuses on athletic reformer pilates. F45 is committed to supporting our expanding global franchise network in the high growth boutique fitness category. For more information, please visit www.f45training.com.
Forward-Looking Statements
This press release contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, the Company’s expectations as to timing and results of the conclusion of its financial statement review process. These forward-looking statements involve a number of risks and uncertainties. Words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” or “continue” or negatives of these words and variations of such words and similar expressions are intended to identify such forward-looking statements. All forward-looking statements included in this press release are based on management’s expectations as of the date of this press release and, except as required by law, F45 disclaims any obligation to update these forward- looking statements to reflect future events or circumstances.
Forward-looking statements are subject to certain risks, uncertainties and assumptions relating to factors that could cause actual results to differ materially from those anticipated in such statements, including, without limitation, the discovery of additional information relevant to the review processes for our financial statements; the timing of the review by, and the conclusions of, our independent registered public accounting firm regarding our financial statements; and the risk that the completion and filing of the 2022 Form 10-K will take longer than expected. Detailed information regarding these and other factors that could affect F45’s business and results is included in F45’s SEC filings, including in the section titled “Risk Factors” in F45’s Annual Report on Form 10-K and other SEC filings.
Investor Contact
ICR, Inc.
Bruce Williams
F45IR@icrinc.com
(332) 242-4303

Source: F45 Training Holdings Inc.
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